PROVIDENT

Provident Financial Holdings, Inc.

Fourth Quarter of Fiscal 2018

June 30, 2018

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to increased competitive pressures; changes in the interest rate environment; secondary market conditions for loans and our ability to sell loans in the secondary market; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission-which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2019 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$19.08
52-Week Range:	$17.62 - $20.00
Shares Outstanding:	7,421,426 shares
Market Capitalization:	$141.6 million
P/E (ttm):	68.14x
Diluted EPS (ttm):	$0.28
Annual Dividend & Yield:	$0.56 (2.94%)
As of June 30, 2018	

Franchise Overview

Northern California:
Pleasanton
Roseville


San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Orange
Riverside
San Diego
Imperial

Regional Banking Services Company Based in the Inland Empire Region of Southern California

- **Largest independent community bank headquartered in Riverside County, California**
- **Expanding customer base and market**
- **Eighth largest deposit market share in Riverside County; largest deposit market share of community banks**

Provident Bank

Full-Service Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Quinta
- La Sierra, Riverside
- Moreno Valley
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices:

- Pleasanton
- Rancho Cucamonga

Retail Offices:

- Atascadero
- Brea
- Escondido
- Glendora
- Rancho Cucamonga
- Riverside, Canyon Crest Drive
- Riverside, Indiana Avenue
- Riverside, Riverside Avenue
- Roseville

Financial Performance

Developments

- Pre-Provision, Pre-Tax Earnings increase by 10% (sequential quarter)
- Net Interest Income increases by 2% (sequential quarter)
- Net Interest Margin increases by five basis points (sequential quarter)
- Operating Expenses decrease by 5% (sequential quarter)

Net Interest Income



(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$8.6
$8.9
$9.1
$8.8
$9.1
$9.3
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18

Non-Interest Income



(In Millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$1.4
$1.1
$1.6
$1.4
$1.6
$1.6
$5.4
$5.8
$4.8
$4.3
$3.6
$3.0
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Gain on Sale of Loans
Other Fees

Operating Expenses



(In Millions)
$16.0
$15.0
$14.0
$13.0
$12.0
$11.0
$10.0
$13.8
$14.7
$15.7
$13.2
$12.4
$11.8
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18

Financial Performance

Pre-Provision, Pre-Tax Earnings (Loss)



(In Millions)
$3.0
$2.0
$1.0
$-
$(1.0)
$1.7
$1.1
$(0.3)
$1.3
$1.9
$2.1
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18

Pre-Tax Income (Loss) – Operating Segments



(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$(1.0)
$(2.0)
$(3.0)
$2.4
$3.0
$2.0
$3.0
$4.0
$3.8
$(0.6)
$(1.5)
$(2.4)
$(1.7)
$(1.6)
$(1.5)
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Community Banking
Mortgage Banking

Quarterly Net Income (Loss)



(In Millions)
$2.0
$1.5
$1.0
$0.5
$-
$(0.5)
$(1.0)
$1.1
$1.0
$(0.2)
$(0.8)
$1.7
$1.4
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18

Diluted Earnings (Loss) Per Share



$0.30
$0.20
$0.10
$-
$(0.10)
$(0.20)
$0.14
$0.12
$(0.03)
$(0.10)
$0.23
$0.18
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18

Financial Ratios

Net Interest Margin



4.00%
3.00%
2.00%
1.00%
0.00%
3.00%
3.09%
3.17%
3.08%
3.23%
3.28%
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18

Efficiency Ratio



110.00%
100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
89.18%
92.77%
101.71%
91.17%
86.78%
85.03%
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18

Return on Average Assets



0.75%
0.50%
0.25%
0.00%
(0.25)%
(0.50)%
0.39%
0.32%
(0.08)%
(0.27)%
0.59%
0.48%
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18

Return on Average Equity



7.50%
5.00%
2.50%
0.00%
(2.50)%
(5.00)%
3.46%
2.95%
(0.70)%
(2.50)%
5.76%
4.65%
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18

Community Banking

Developments

- Loans Held for Investment grow 4% (annualized) during June 2018 quarter
- Yield on Loans Held for Investment increases 16 basis points from June 30, 2017
- Deposit costs unchanged from June 30, 2017
- Higher cost Time Deposit balances continue to decline
- Borrowing costs increase by eight basis points from June 30, 2017

Loan to Investment Mix



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$51
$70
$74
$96
$104
$95
$881
$905
$908
$886
$894
$903
3/31/17
6/30/17
9/30/17
12/31/17
3/31/18
6/30/18
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



$700
$600
$500
$400
$300
$200
$100
$0
(In Millions)
70%
60%
50%
40%
30%
20%
10%
0%
64%
64%
65%
65%
65%
65%
$563
$585
$588
$575
$579
$589
$320
$322
$322
$314
$317
$315
3/31/17
6/30/17
9/30/17
12/31/17
3/31/18
6/30/18
Preferred Loans
Single-Family Loans
% of Preferred Loans to LHFI

Portfolio Loan Originations and Purchases



(In Millions)
$80
$60
$40
$20
$0
$19
$31
$25
$12
$21
$27
$39
$43
$20
$22
$29
$44
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Provident Bank
Provident Bank Mortgage

Community Banking

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 06/30/18	Interest Rate	Balance as of 06/30/17	Interest Rate
Single-Family	$ 314,808	4.34%	$ 322,197	4.01%
Multi-Family	476,008	4.20%	479,959	4.11%
Commercial Real Estate	109,726	4.71%	97,562	4.65%
Construction	7,476	6.65%	16,009	6.07%
Other	167	6.50%	-	-
Commercial Business	500	6.17%	576	6.06%
Consumer	109	14.71%	129	13.54%
Total Loans Held for Investment	$ 908,794	4.33%	$ 916,432	4.17%
Undisbursed Loan Funds	(4,302)		(9,015)	
Advance Payments of Escrows	18		61	
Deferred Loan Costs, net	5,560		5,480	
Allowance for Loan Losses	(7,385)		(8,039)	
Total Loans Held for Investment, net	$ 902,685		$ 904,919	

Loan Composition as of 06/30/18



Other 0%
Construction 1%
Commercial Business 0%
Commercial Real Estate 12%
Consumer 0%
Single-Family 35%
Multi-Family 52%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Community Banking

Deposits and Borrowings



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$111 $126 $121 $111 $111 $126
$281 $268 $258 $247 $245 $238
$658 $659 $669 $661 $677 $670
03/31/17 06/30/17 09/30/17 12/31/17 03/31/18 06/30/18
Transaction Accounts
Time Deposits
Borrowings

Deposit Composition

Category (Dollars In Thousands)	At 06/30/2018	Rate	At 06/30/2017	Rate
Checking Accounts - Non Interest-Bearing	$ 86,174	- %	$ 77,917	- %
Checking Accounts - Interest-Bearing	259,372	0.11%	259,437	0.11%
Savings Accounts	289,791	0.21%	285,967	0.20%
Money Market Accounts	34,633	0.29%	35,323	0.27%
Time Deposits	237,628	1.05%	267,877	0.98%
Total Deposits	$ 907,598	0.39%	$ 926,521	0.39%
Brokered Deposits Included Above	$ 1,567	3.88%	$ 1,567	3.88%

Deposit Composition at 06/30/18



9%
29%
32%
4%
26%
Checking Accounts - Non Interest-Bearing
Checking Accounts - Interest-Bearing
Savings Accounts
Money Market Accounts
Time Deposits

Borrowing Maturity Schedule

Category (Dollars In Thousands)	At 06/30/2018	Rate	At 06/30/2017	Rate
Overnight	$ 15,000	2.08%	$ -	-
Three Months or Less	-	-	15,000	1.15%
Over Three to Six Months	-	-	11.00	6.49%
Over Six to Twelve Months	10,000	1.53%	10,000	3.01%
Over One to Two Years	-	-	10,000	1.53%
Over Two to Three Years	20,000	3.85%	-	-
Over Three to Four Years	21,163	2.07%	20,000	3.85%
Over Four to Five Years	10,000	2.25%	21,215	2.08%
Over Five Years	50,000	2.43%	50,000	2.36%
Total Borrowings	$ 126,163	2.47%	$ 126,226	2.39%

Asset Quality

Developments

- Non-Performing Assets balance declines to lowest level in many years
- Non-Performing Assets to Total Assets Ratio at 0.59% on June 30, 2018
- REO activity remains limited
- Early-Stage Delinquencies very low at $805,000

NPA, NPA to Total Assets Ratio and ALLL to LHI Ratio



$15,000
$12,500
$10,000
$7,500
$5,000
$2,500
$0
(In Thousands)
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%

	03/31/17	06/30/17	09/30/17	12/31/17	03/31/18	06/30/18
Non-Performing Assets	$11,620	$9,610	$7,991	$8,606	$7,553	$6,963
NPA to Total Assets	0.97%	0.80%	0.67%	0.74%	0.64%	0.59%
ALLL to LHI	0.93%	0.88%	0.88%	0.90%	0.84%	0.81%

(Recovery) Provision for Loan Losses



(In Thousands)
$400
$200
$-
$(200)
$(400)
$(600)
$(165)
$(377)
$169
$(11)
$(505)
$(189)
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18

Non-Performing Asset Composition 06/30/18



0%
1%
13%
0%
0%
0%
86%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Real Estate Owned

Asset Quality

Allowance for Loan Losses (ALLL)



(In Thousands)
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$8,275
$8,039
$8,063
$8,075
$7,531
$7,385
3/31/17
6/30/17
9/30/17
12/31/17
03/31/18
06/30/18

ALLL Allocation as of 06/30/18



1%
0%
0%
0%
38%
14%
47%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Delinquent and Non-Performing Loans

	At June 30, 2018				At June 30, 2017			
	30 - 89 Days		Non-performing		30 -89 Days		Non-performing	
(Dollars In Thousands)	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-Family	1	$804	21	$6,141	3	$1,035	27	$8,016
Multi-Family	-	-	-	-	-	-	-	-
Commercial Real Estate	-	-	-	-	-	-	1	201
Other	-	-	-	-	-	-	-	-
Commercial Business Loans	-	-	1	70	-	-	1	80
Consumer Loans	2	1	-	-	-	-	-	-
Total	3	$ 805	22	$ 6,211	3	$1,035	29	$ 8,297

Net Charge-Offs (Recoveries)



(In Thousands)
$200
$100
$-
$(100)
$(200)
$(49)
$(141)
$145
$(23)
$39
$(43)
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18

Asset Quality

Geographic Location

	Inland Empire		Southern California [1]		Other California		Other States		Total	
Category	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage
Single-Family	$110,510	35%	$149,261	48%	$53,960	17%	$1,077	0%	$314,808	100%
Multi-Family	76,473	16%	287,174	60%	109,684	23%	2,677	1%	$476,008	100%
Commercial Real Estate	32,224	29%	47,903	44%	29,599	27%	-	0%	$109,726	100%
Construction	208	3%	6,763	90%	505	7%	-	0%	$7,476	100%
Other	-	0%	-	0%	167	100%	-	0%	$167	100%
Total	$219,415	24%	$491,101	54%	$193,915	21%	$3,754	1%	$908,185	100%

(1) Other than Inland Empire.

Geographic Location 06/30/18



1%
24%
21%
54%
Inland Empire
Southern California (1)
Other California
Other States

(1) Other than Inland Empire.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2010 & Prior	2011	2012	2013	2014	2015	2016	2017	2018 YTD	TOTAL
Loan Balance (In Thousands)	$121,888	$750	$2,177	$2,367	$7,664	$10,610	$32,865	$75,240	$46,815	$300,376
Weighted Avg. LTV (1)	60%	60%	51%	44%	68%	68%	65%	73%	71%	66%
Weighted Avg. Age (In Years)	12.63	6.83	5.83	4.99	3.86	3.08	1.95	1.11	0.21	5.95
Weighted Avg. FICO (2)	730	725	757	753	759	741	743	734	739	735
Number of Loans	429	3	12	21	21	16	62	114	74	752
Geographic Breakdown (%)										
Inland Empire	37%	46%	15%	44%	42%	21%	30%	33%	42%	35%
Southern California (3)	52%	54%	51%	25%	36%	48%	35%	47%	53%	49%
Other California	10%	0%	34%	31%	22%	31%	35%	20%	5%	16%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2010 & Prior	2011	2012	2013	2014	2015	2016	2017	2018YTD	TOTAL
Loan Balance (In Thousands)	$17,839	$4,608	$11,156	$48,417	$67,708	$73,885	$121,016	$76,417	$54,962	$476,008
Weighted Avg. LTV (1)	40%	48%	49%	52%	52%	52%	48%	50%	47%	49%
W. Avg. Debt Coverage Ratio (2)	1.64x	1.68x	1.87x	1.72x	1.65x	1.66x	1.66x	1.67x	1.56x	1.66x
Weighted Avg. Age (In Years)	13.39	6.77	5.79	4.89	3.95	2.96	1.99	1.06	0.21	2.92
Weighted Avg. FICO (2)	707	754	748	772	767	756	762	752	756	757
Number of Loans	44	7	15	75	85	117	144	121	60	668
Geographic Breakdown (%)										
Inland Empire	32%	0%	2%	38%	13%	18%	10%	17%	10%	16%
Southern California (3)	47%	78%	70%	44%	56%	60%	63%	64%	70%	60%
Other California	6%	22%	28%	18%	31%	22%	27%	19%	20%	23%
Other States	15%	0%	0%	0%	0%	0%	0%	0%	0%	1%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2010 & Prior	2011	2012	2013	2014	2015	2016	2017	2018YTD	TOTAL (4)(5)
Loan Balance (In Thousands)	$647	$ -	$ 9,984	$10,437	$ 20,374	$ 19,757	$ 17,087	$ 19,708	$11,732	$109,726
Weighted Avg. LTV (1)	34%	0%	0.44	47%	44%	40%	49%	43%	42%	44%
W. Avg. Debt Coverage Ratio (2)	1.38x	0.00x	1.97x	1.60x	1.93x	1.80x	1.58x	1.82x	1.52x	1.76x
Weighted Avg. Age (In Years)	10.97	0.00	5.76	4.94	3.89	2.94	2.11	0.86	0.25	2.82
Weighted Avg. FICO (2)	712	0	741	761	753	757	760	773	752	758
Number of Loans	5	0	8	17	24	25	23	23	19	144
Geographic Breakdown (%)										
Inland Empire	67%	0%	75%	22%	38%	31%	11%	26%	10%	29%
Southern California (3)	33%	0%	25%	52%	42%	32%	62%	52%	35%	44%
Other California	0%	0%	0%	26%	20%	37%	27%	22%	55%	27%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	-	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.
(4) Comprised of the following: $44.7 million in Mixed Use; $17.4 million in Retail; $15.3 million in Office; $11.0 million in Mobile Home Parks; $8.0 million in Warehouse; $5.3 million in Medical/Dental Office; $2.9 million in Mini-Storage; $2.0 million in Restaurant/Fast Food; $1.6 million in Automotive – Non-Gasoline; and $1.5 million in Light Industrial/Manufacturing.
(5) Consisting of $104.0 million or 94.8% in investment properties and $5.7 million or 5.2% in owner occupied properties.

Mortgage Banking

Developments

- Loan Origination Volume increases 11% to $268.3 million (sequential quarter)
- Gain on Sale of Loans decreases 15% to $3.0 million (sequential quarter)
- Gross Locked Pipeline decreases 11% to $75.5 million (sequential quarter)
- Loan Sale Margin decreases 24 basis points to 129 basis points (sequential quarter)

PBM Loan Originations



(In Millions)
$500
$400
$300
$200
$100
$0
$19
$318
$31
$406
$25
$392
$12
$332
$21
$220
$27
$242
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Saleable
Portfolio

PBM Locked Pipeline



(In Thousands)
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
35%
30%
25%
20%
15%
10%
5%
0%
28%
26%
28%
31%
26%
25%

	03/31/17	06/30/17	09/30/17	12/31/17	03/31/18	06/30/18
Gross Locked Pipeline	$163,306	$124,799	$127,505	$69,234	$85,271	$75,546
Net Locked Pipeline (1)	$117,993	$92,726	$92,066	$48,032	$62,871	$56,906
Fall-Out Ratio	28%	26%	28%	31%	26%	25%

(1) Net of management's estimate of commitments to extend credit which may not fund.

PBM Loan Purchase vs. Refinance



100%
80%
60%
40%
20%
0%
Refinance (%)
Purchase (%)

	Q3FY17	Q4FY17	Q1FY18	Q2FY18	Q3FY18	Q4FY18
Refinance	38%	37%	42%	43%	37%	27%
Purchase	62%	63%	58%	57%	63%	73%

Mortgage Banking

Gain on Sale of Loans



(In Thousands)
$8,000
$6,000
$4,000
$2,000
$0
$5,395
$5,811
$4,847
$4,317
$3,597
$3,041
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18

Loan Sale Margin



2.00%
1.50%
1.00%
0.50%
0.00%
1.58%
1.57%
1.50%
1.50%
1.24%
1.24%
1.49%
1.49%
1.53%
1.53%
1.29%
1.29%
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Loan Sale Margin
Loan Sale Margin, Excluding Recourse Provision/Recovery

Recourse Provision (Recovery)



(In Thousands)
$25
$0
($25)
($50)
($75)
($100)
($125)
($9)
($98)
$0
($22)
$0
$0
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18

Recourse Reserve Balance



(In Thousands)
$500
$400
$300
$200
$100
$-
$403
$305
$305
$283
$283
$283
3/31/17
6/30/17
9/30/17
12/31/17
03/31/18
06/30/18

PROVIDENT
Provident Financial Holdings, Inc.

Capital Management

Developments

- Bank Capital Ratios remain strong
- 2.94% cash dividend yield (approximately)
- Repurchased approximately 39,000 shares of common stock

Stock Repurchase Plan Activity



(# of Shares)
200,000
150,000
100,000
50,000
-
89,819
189,495
126,000
140,526
77,681
39,378
Q3FY2017
Q4FY2017
Q1FY2018
Q2FY2018
Q3FY2018
Q4FY2018

Bank Capital Ratios



20.00%
15.00%
10.00%
5.00%
0.00%

	3/31/17	6/30/17	9/30/17	12/31/17	03/31/18	06/30/18
Tier 1 Leverage Ratio	9.79%	9.90%	9.54%	9.59%	9.83%	9.96%
CET1 Ratio	16.10%	16.13%	15.79%	16.44%	16.72%	16.81%
Tier 1 Risk-Based Capital Ratio	16.10%	16.13%	15.79%	16.44%	16.72%	16.81%
Total Risk-Based Capital Ratio	17.28%	17.27%	16.95%	17.65%	17.84%	17.90%

Value Proposition



Stock Price to Tangible Book Value Multiple
1.30x
1.25x
1.20x
1.15x
1.10x
1.05x
1.00x

	09/30/16	12/31/16	03/31/17	06/30/17	09/30/17	12/31/17	03/31/18	06/30/18
Price/ TBV	1.17x	1.21x	1.12x	1.16x	1.19x	1.14x	1.12x	1.18x